================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): July 28, 1999

                                 CopyTele, Inc.

           (Exact Name of Registrants as Specified in their Charters)

                                    Delaware

                 (State or Other Jurisdiction of Incorporation)

    File No. 0-11254                              11-2622630

(Commission File Numbers)           (I.R.S. Employer Identification Nos.)


900 Walt Whitman Road, Huntington Station, NY           11746

  (Address of Principal Executive Offices)            (Zip Code)

                                (516)-549-5900

              (Registrants' Telephone Number, Including Area Code)

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)
================================================================================

Item 5. Other Events

On July 28, 1999, CopyTele, Inc. issued a Press Release announcing that it has entered into a second agreement with Harris Corporation (the "Agreement") relating to the USS-900, a unique, compact and portable hardware based high-grade digital encryption device. The Press Release and the Agreement are filed as Exhibits to this Report and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

                  10.1. Agreement, dated July 28, 1999, between CopyTele, Inc.
                        and Harris Corporation, RF Communications

                  99.1. Press Release, dated July 28, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                                CopyTele, Inc.


                                                By: /s/ DENIS A. KRUSOS
                                                -----------------------
         Date:  July 28, 1999                   Name: Denis A. Krusos
                                                Title:Chairman of the Board
                                                and Chief Executive Officer

                                 COPYTELE, INC.
                                 --------------

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

                                  Exhibit Index
                                  -------------


Exhibit No.               Description
-----------               ------------

10.1.                     Agreement, dated July 28, 1999, between CopyTele, Inc.
                          and Harris Corporation, RF Communications

99.1.                     Press Release, dated July 28, 1999

Exhibit 10.1. Agreement, dated July 28, 1999, between CopyTele, Inc. and Harris
              Corporation, RF Communications



                               Business Agreement
                               ------------------
                      CopyTele and Harris RF Communications
                      -------------------------------------


This Business Agreement ("the Agreement") is made this 28th day of July, 1999, by and between Harris Corporation, RF Communications division, a company duly formed under the laws of Delaware, having offices at 1680 University Avenue, Rochester, New York, ("Harris"), and CopyTele, Inc, a corporation duly formed under the laws of Delaware , having offices at 900 Walt Whitman Road, Huntington Station, New York, 11746, ("CopyTele").


                                    Recitals

WHEREAS, A Confidentiality Agreement was entered into on August 18, 1998 between CopyTele and Harris Corporation RF Communications Division (the "Confidentiality Agreement") to allow the exchange of proprietary information concerning potential business opportunities for the embedment of the Harris Citadel(TM) encryption ASIC into a CopyTele product, and,

WHEREAS, CopyTele decided to develop a product under a program name "The Bump" which was later given a model number "USS-900" that utilizes a customized variant of the Harris Citadel(TM) ASIC (Citadel(TM) CCX). This stand alone device is capable of providing security to numerous products within the telecommunications, facsimile, computer, cellular, internet, and radioindustries, and,

WHEREAS, The incorporation of Harris' encryption ASIC (Citadel(TM) CCX) allows for high-grade security capable of serving both domestic and international markets. Citadel(TM) was developed for and has been approved for export applications, subject to U.S. export license. By utilizing the customized Citadel(TM) CCX device, it is an objective that the "USS-900" product will obtain broad-based exportability and,

WHEREAS, A Purchase Agreement was entered into between Harris and CopyTele on March 3, 1999 (the "Purchase Agreement") whereby Harris provided CopyTele with a number of Citadel(TM CCX ASIC's and technical support under a time and material basis for the purpose of advancing the "USS-900" product to a prototype pre-production model. The prototype phase of the "USS-900" development is complete, and,

WHEREAS, It is Harris and CopyTele's mutual desire, by nature of this agreement, to enter into a broader business arrangement. CopyTele will remain as the main developer of the "USS-900" product and will bear full responsibility for the Design, Manufacture, Product Liability, Product Warranty, Distribution and Sale of the "USS-900" product. Harris will act as a supplier of the Citadel(TM) CCX ASIC to CopyTele. Additionally, Harris will have the right to sell the "USS-900" product.


Now, therefore, in consideration of the mutual promises, covenants, and conditions set forth below, CopyTele and Harris hereby agree as follows:

1.0      INTERPRETATION

          In This Agreement:

1.1 "Harris" means Harris Corporation, RF Communications Division, or its assignee, successor, or affiliate.

1.2      "CopyTele" means CopyTele Inc. or its successor, or affiliate.

1.3 "Citadel(TM) CCX" means the Harris proprietary customized encryption ASIC derived from the Harris Citadel(TM) ASIC as defined in Harris' spec sheet contained as Attachment D.

1.4 "USS-900" means the Harris/CopyTele jointly developed communications security product that specifically utilizes the Harris Citadel(TM)CCX to encrypt a communications data stream, including Improvements thereto made during the term of this Agreement.

1.5 "Improvements" means changes made to the USS-900 by way of Engineering change notices (ECNs) or the like, and other minor changes made to enhance the performance or marketability of the product while maintaining substantially the same functions and features of the product as of the effective date of this Agreement.

2.0      SCOPE

2.1 This Agreement is intended to broaden the current relationship of the parties beyond the existing purchase and sale arrangement. Harris will provide CopyTele the Citadel(TM) CCX ASIC as described in Attachment A hereto.

2.2 Any additional technical support or service desired by CopyTele from Harris shall be as defined in a separate written agreement.

2.3 In consideration for the special Citadel(TM) CCX pricing, CopyTele will compensate Harris with a portion of the proceeds from sales of the "USS-900" product as defined in Attachment A hereto. In addition, CopyTele and Harris will share in certain intellectual property rights as defined in section 7 herein.

2.4 It is anticipated that CopyTele will work to develop a family of encryption products that may use technology created from the "USS-900" product development. Harris may provide CopyTele with support for such new product developments as defined in a separate written agreement.


3.0      COPYTELE OBLIGATIONS

3.1 CopyTele will continue to be responsible for all aspects of product development, manufacturing, marketing and sales for the "USS-900" product, including responsibility for warranty, technical documentation, after-market support and product liability except as otherwise provided herein.

3.2 CopyTele will pay to Harris a portion of the proceeds from the sale of "USS-900" products as more fully described in Attachment A hereto.

3.3 CopyTele hereby grants to Harris those rights described in section 7 herein.

3.4 CopyTele will mark, as mutually agreed upon by the parties, all "USS-900" products incorporating the Harris supplied Citadel(TM) CCX with a designation of "Secured by Harris" or equivalent as reasonably defined by Harris.

3.5 CopyTele will sell to Harris "USS-900" product as defined in Attachment A hereto.

4.0      HARRIS OBLIGATIONS

4.1 Harris will supply CopyTele with Citadel(TM) CCX ASIC as defined in Attachment D and as priced in Attachment A hereto.

4.2 Harris hereby grants to CopyTele those rights described in section 7 herein.


5.0      PAYMENTS

5.1 For the "USS-900" product, CopyTele and Harris will compensate each other in accordance with Attachment A hereto.

5.2 CopyTele will pay Harris for the Citadel(TM) CCX devices supplied in accordance with this agreement at the price specified in Attachment A hereto. Harris will pay CopyTele for the USS-900 products sold to Harris RF Communications at the price negotiated as outlined in Attachment A hereto.

5.3 For other encryption products that may be jointly developed in the future, CopyTele and Harris will compensate each other. Details as to the nature of the compensation will be handled on a case by case basis as agreed to by the parties in writing by a separate attachment or agreement.

5.4 Both CopyTele and Harris agree to prompt payment (net 30 days) following receipt of product for all sales of the Citadel(TM) CCX and the "USS-900" product to each other.

6.0      EXCLUSIVITY

6.1 During the Term of this Agreement, neither party will participate with any other entity in the design, development, or manufacture of a product functionally equivalent to the "USS-900" unless such other participation has been mutually agreed upon in writing by the parties hereto. However, nothing contained herein shall be deemed to restrict either party from quoting, offering to sell, or selling to others of standard commercial products or services regularly offered to the public.

6.2 CopyTele will not designate any product with the nomenclature "USS-900" unless it contains a Harris Citadel(TM) CCX encryption chip, and conforms to the terms of this Agreement.


7.0      INTELLECTUAL PROPERTY

7.1 Any patentable inventions jointly conceived or first reduced to practice jointly by the parties hereto shall be owned jointly by CopyTele and Harris, together with the related patents and other intellectual property rights. Any ownership rights provided for by this paragraph shall survive the expiration of this agreement. The parties agree that no joint owned invention or intellectual property right shall be licensed to, or asserted against, others without the prior written consent of both parties. Each Party may use the jointly owned inventions and intellectual property rights with respect to the USS-900 and any future products jointly developed by the Parties, but not with respect to future independently developed products, which will require a separately negotiated license as set forth in Section 7.4. Any intellectual property, which includes patents, patent applications, trademarks, copyrights, trade secrets, and any other confidential technical information developed or previously owned solely by CopyTele shall remain the sole property of CopyTele. Any intellectual property, which includes patents, patent applications, trademarks, copyrights, trade secrets, and any other confidential technical information developed or previously owned solely by Harris shall remain the sole property of Harris. The Confidentiality Agreement is hereby revised and established as Attachment C hereto.


7.2 In consideration of the rights and obligations contained herein, CopyTele grants to Harris a non-exclusive, royalty free license to use all CopyTele intellectual property associated with the USS-900 product solely for the purposes of marketing, promoting, selling, and maintaining the USS-900, but no other products. This license applies to any and all patents, hardware and software design, copyrights, trade secrets, or other intellectual property of CopyTele but does not grant any right or license to Harris to make or sell any product which is identical to or is a fully functional equivalent of the "USS-900" product without mutual written agreement.

7.3 In consideration of the rights and obligations contained herein, Harris grants to CopyTele a non-exclusive, royalty free license under the Harris intellectual property to use the Citadel(TM) CCX chips purchased pursuant to this Agreement along with the related configuration files solely to make, have made for its order, use, sell and offer to sell the "USS-900" product, but no other products.

7.4 Should other encryption products, which are not functionally equivalent to the USS-900, be independently developed in the future by CopyTele or Harris that utilize any of the jointly owned inventions or intellectual property described in Section 7.1, the Parties will negotiate a separate agreement providing for a non-exclusive license to the other party with a royalty payment for the intellectual property used as defined in Attachment B hereto.

7.5 Trademarks: Neither party shall use or publish the others' trade name or trademark except in association with the marketing, distribution, advertising or sale of the "USS-900" product. Any such use or publication shall be in conformance with reasonable usage standards established by the owner of the mark, which may be modified from time to time by, and shall have the prior written approval of the owner of the mark.


8.0      INDEMNIFICATION AND HOLD HARMLESS

8.1 CopyTele agrees to indemnify and hold harmless Harris, its officers, directors, employees and agents from and against any and all liability, claims, demands, losses, damages, or expenses, of whatever form or nature, including attorney's or accountant's fees and other costs of legal defense, that they or any of them may sustain or incur as a result of any claims for infringement or misappropriation of any third party's intellectual property rights arising from the use, sale or offer for sale of the USS-900; provided, however, that this section
         8.1 shall not apply to any liability, claims, demands, losses, damages, and expenses for which Harris shall indemnify and hold CopyTele harmless pursuant to section 8.2.

8.2 Harris agrees to indemnify and hold harmless CopyTele, its officers, directors, employees and agents from and against any and all liability, claims, demands, losses, damages, or expenses, of whatever form or nature, including attorney's or accountant's fees and other costs of legal defense, that they or any of them may sustain or incur as a result of any claims for infringement or misappropriation of any third party's intellectual property rights arising from the use of the Citadel CCX in the manufacture, sale, offer for sale, use, and importation of the USS-900; provided, however, that this section 8.2 shall not apply to any liability, claims, demands, losses, damages, and expenses for which CopyTele shall indemnify and hold Harris harmless pursuant to section 8.1.


8.3 IN NO EVENT SHALL EITHER PARTY HERETO BE LIABLE UNDER THIS AGREEMENT FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EVEN IF A PARTY HAS BEEN ADVISED OR HAS KNOWLEDGE THAT ITS ACTIONS MAY GIVE RISE TO SUCH DAMAGES.


9.0      CONDITIONS OF PURCHASE AND SALE

9.1 The sale of Citadel(TM) CCX ASIC's by Harris to CopyTele shall be governed by Harris Corporations standard Terms and Conditions of Sale with changes as mutually agreed and will be separately negotiated in good faith with a target of sixty (60) days from the signing of this agreement.

9.2 The purchase of USS-900 by Harris from CopyTele shall be governed by Harris Corporations standard terms and conditions of purchase, with changes as mutually agreed and will be separately negotiated in good faith with a target of sixty (60) days from the signing of this agreement.

10.0     PRESS RELEASES

10.1 Neither party shall disclose by press release, or other means, the existence or content of this agreement or the undertakings described herein without the expressed written approval of the other party as to the content and timing of the proposed disclosure, except as required by law.

11.0     NOTICES

11.1 Notices and other communications between the parties hereunder shall be provided in writing either by fax or mailing to the following individuals and addresses:

                  Harris:                            CopyTele:
                  Rick Mattei                        Frank Trischetta
                  1680 University Ave.               200 Summit Lake Drive
                  Rochester,  NY. 14610              Valhalla,  NY.  10595
                  FAX:  716-242-4491                 FAX:  914-747-5097



12.0     AUDIT RIGHTS

12.1 Both parties agree to keep accurate records containing the particulars that may be necessary for the purpose of validating payments to be made to each other. The records will be retained by each party for a period of three fiscal years to which they pertain. Each party shall have the right to retain an independent accountant for the sole purpose of inspecting and examining such books and records insofar as may be necessary verify the accuracy of the statements provided to the other party. Such examination shall be made during normal business hours with prior reasonable notice and not more than once per calendar year. The cost of any examination performed under this section shall be paid by the party requesting the examination.

12.2 In the event of a dispute arising from the results of any audit performed by either party pursuant to paragraph 12.1, the parties shall agree on, and share the cost of, an independent, neutral certified public accountant who shall resolve such dispute.

13.0     TERM AND TERMINATION

13.1 The term of this agreement shall be thirty-six (36) months from the date of last signature below unless earlier cancelled or terminated in accordance with the terms of this agreement. At the end of the thirty-six month period, this Agreement may be extended by written mutual agreement. In the event of cancellation, expiration or termination, each party agrees to fulfill its outstanding obligations, regarding this Agreement, to each other.

13.2 This agreement may be cancelled at any time by written mutual agreement.

13.3 This Agreement may be terminated immediately by either party in the event the other party: becomes insolvent; or becomes subject to a bankruptcy filing, liquidation, or dissolution proceeding; or ceases or is ordered to temporarily or permanently cease to do business.

13.4 Either party may terminate this Agreement, effective immediately upon receipt of notice of default to the other party, in the event that the other party defaults on the performance or observance of any of the material terms or conditions of this Agreement, which default is not remedied within sixty (60) days after the written notice specifying the nature of the default is received. Upon receipt of the notice of default, each party shall continue to perform all of its respective obligations hereunder upon the same terms and conditions as herein set forth, until termination of this Agreement.

13.5 In the event that CopyTele should, at any time, (a) decide to discontinue manufacture and/or support the USS-900; or (b)file for bankruptcy or declare insolvency, then CopyTele shall enter into good faith negotiations with other manufacturers, as mutually agreed to by Harris and CopyTele, for the purpose of reaching an agreement with one or more such manufacturer under which they may become an alternate source of manufacture and/or supply for the USS-900.If, despite a good faith effort, CopyTele is unable to reach an agreement with an alternate manufacturer, then Harris shall have non-exclusive, royalty-free license to practice under the intellectual property rights and use the Technology to make, have made, use, and sell the USS-900. Given either conditions (a) and or (b) as noted above occur, then CopyTele shall enter into negotiations related to cost & delivery and make good faith efforts to promptly transfer the most current version of the USS-900 Technology to Harris. "Technology" in this section means all information, inventions, know-how, software, listings, source code, flow diagrams, firmware, documentation, test reports, test data, schematics and circuit diagrams, which are owned, controlled or licensed by CopyTele and which are necessary in the manufacture, testing, installation, maintenance or use of the USS-900.

13.6 In the event of termination of this Agreement for any reasons, Sections 7, 8, and 14 as well as Attachment C shall remain in effect and survive such termination.

14.0     REPRESENTATIONS AND WARRANTIES

14.1 Each party hereto acknowledges (i) the risks of its undertakings hereunder, (ii) the uncertainty of the benefits and obligations hereunder, and (iii) its assumption of such risks and uncertainty.
         Each party has conducted its own due diligence and requested and reviewed such contracts, business plans, financial documents and any other written material as in such party's opinion shall be the basis of said party's decision to enter into this Agreement.

14.2 Each party has consulted such legal, financial, technical or other experts it deems necessary or desirable before entering into this transaction. Each party represents and warrants that it has read, knows, understands and agrees with the terms and conditions of this transaction. Neither party has relied upon any oral representation of the other party in entering into this transaction. All discussions, negotiations, estimates or projections developed by a party during the course of negotiating the terms and conditions of this transaction are by way of illustration only, and, unless specifically contained in this Agreement or one of its Exhibits or Attachments, are not binding or enforceable against the other party in law or in equity.

14.3 Each party hereto is an independent contractor and nothing herein contained shall be construed to be inconsistent with this relationship or status. Neither party owes a fiduciary duty to the other. Nothing in this Agreement shall be in any way construed to constitute either party as the agent, employee or representative of the other. As an independent contractor, each party has relied on its own expertise or the expertise of its legal, financial, technical or other agents.


15.0     GOVERNING LAW AND JURISDICTION

15.1 This Agreement shall be governed by and be construed in accordance with the laws of the state of New York. Any disputes arising under this Agreement shall be resolved by first attempting to settle the matter through management intervention. Failing that, any disputes that are not so resolved will be referred to and finally resolved by binding arbitration in accordance with the rules of the American Arbitration Association, with the location of the arbitration to be in New York.

16.0     ASSIGNMENT

16.1 Neither party may assign this Agreement in whole or part without the prior written consent of the other party, and any assignment contrary to the terms hereof shall be null and void; provided, however, that Harris may assign or delegate any of its rights and obligations, in whole, or in part, to any affiliate of Harris without the written consent of CopyTele; and CopyTele may subcontract the manufacture of the "USS-900," in whole or in part, without the consent of Harris and without releasing Harris or CopyTele from any of their obligations hereunder.

17.0     ENTIRE AGREEMENT

17.1 This Agreement constitutes the sole, complete and entire agreement between CopyTele and Harris and supersedes all pervious communications, transactions, and understandings, whether oral or written, pertaining to the subject matter hereof. No other additions, alterations, modifications or waiver of any of the provisions herein shall be valid unless made in writing and executed by authorized representatives of CopyTele and Harris.

17.2 Sale of products to each other will be handled by separate purchase orders consistent with the terms of this Agreement.


IN WITNESS WHEREOF, each of Harris and CopyTele have caused this Agreement to be executed by their duly authorized representatives as of the day and year first stated above.




COPYTELE                                    HARRIS



By: Denis A. Krusos                         By: Chris Fedde
----------------------                      -------------------------------
Denis A. Krusos      7/28/99                Chris Fedde        7-28-99
Chairman of the Board                       Director, Secure Products Group
CopyTele, Inc.                              Harris Corporation

Exhibit 99.1 Press Release, dated July 28, 1999

FOR IMMEDIATE RELEASE
---------------------

                            COPYTELE AND HARRIS ENTER
                            -------------------------
                              INTO SECOND AGREEMENT
                              ---------------------

Huntington Station, New York, July 28, 1999: CopyTele, Inc. ("CopyTele") (NASDAQ/NMS: COPY) announced today that it has entered into a second agreement with Harris Corporation ("Harris") relating to the recently developed USS-900 encryption product. The USS-900 is a unique, compact and portable hardware based high-grade digital encryption device for telephones, fax machines and computers. The USS-900 incorporates the Harris Digital Cryptographic chip - the Citadel(TM) CCX - which provides state-of-the-art protection for domestic and international users over virtually any communications media.

The initial agreement with Harris in March, 1999, provided for Harris to supply limited quantities of the Citadel(TM) CCX and technical support in order to advance the product to a pre-production prototype model. The prototype phase has now been completed and, as a result, the parties have entered into a three year agreement. Under the terms of the Agreement, CopyTele will remain responsible for production, development, manufacturing and marketing of the USS-900 product. Harris will sell to CopyTele its Citadel(TM) CCX chip at a negotiated price, based in part on sales of USS-900, and all USS-900 units will be marked or labeled with the Harris branding of "Secured by Harris". The Agreement also addresses the potential for future development of a family of encryption products.

CopyTele currently is utilizing U.S. based manufacturing subcontractors and is being supplied with portions of subassemblies and parts from its joint venture company in Shanghai, China, for the current limited production of the USS-900 product. The test marketing phase of the product, which is under way, targets major U.S. office equipment distributors and government agencies.

The USS-900 provides security to numerous products within the telecommunications, fax and computer fields and permits secure computer file encryption for safe storage. The device also incorporates a public key exchange system that allows for a convenient and simple method for users to establish a secure connection. The device is compact, portable and has low power consumption. CopyTele has filed an application for patent protection for the system on which the USS-900 is based.

For  further  information  on  the  USS-900,   please  visit  our  web  site  at
www.copytele.com. CopyTele will demonstrate the USS-900 at its Annual Meeting of Stockholders today.

                                      * * *
Contact: Anne Rotondo
         516-549-5900

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------
Certain statements in this Press Release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievement of CopyTele to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: CopyTele's production capabilities; long-term product performance and the capability of CopyTele, its distributors and its dealers to adequately service CopyTele's products; the ability of CopyTele to obtain all required foreign government approvals; political and economic stability in targeted marketing territories; the ability of CopyTele to commercially develop and establish a market for its new products under development; the possible development of competitive products that could render CopyTele's products obsolete or unmarketable; and the ability of CopyTele to obtain additional financing. See "Business" and Note 1 of CopyTele's Financial Statements contained in the CopyTele Annual Report on Form 10-K for discussions regarding uncertainties that may significantly affect the results of operations, future liquidity and capital resources. CopyTele undertakes no obligation to update any forward-looking statements as a result of new information, unanticipated events, or otherwise.